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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 14, 1999
                                                 -----------------

                          ALTA GOLD CO.
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        (Exact name of Registrant as specified in charter)

                              Nevada
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          (State or other jurisdiction of incorporation)

           2-2274                           87-0259249
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  (Commission File Number)      (IRS Employee Identification No.)

601 Whitney Ranch Drive, Henderson, Nevada              89014
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(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code  (702) 433-8525
                                                    --------------

                          Not Applicable
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  (Former name or former address, if changed since last report)

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ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

     On April 14, 1999, Alta Gold Co. (the "Company") filed a voluntary petition to reorganize under Chapter 11 of the Bankruptcy Code to facilitate the reorganization of the Company's business and the restructuring of its long-term debt and other liabilities. The petition was filed in United States Bankruptcy Court in Reno, Nevada on April 14, 1999. As of that date, the United States Bankruptcy Court for the District of Nevada assumed jurisdiction over the assets of the Company. The Company is acting as debtor-in-possession on behalf of its bankruptcy estate, and is authorized as such to operate its business subject to bankruptcy court supervision.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA INFORMATION, AND
          EXHIBITS

     (A)  Financial statements - not applicable.

     (b)  Pro forma financial information - not applicable.

     (c)  Exhibits:

          (99.1) Press release issued by the Company dated April 14, 1999.


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           ALTA GOLD CO.
                           (Registrant)


Date:  April 14, 1999       By: /s/ John A. Bielun
                               ---------------------------------
                               John A. Bielun
                               Senior Vice President and Chief
                               Financial Officer

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                          EXHIBIT INDEX


EXHIBIT NO. DESCRIPTION                                 PAGE NO.
----------- -----------                                 --------

99.1        Press release issued by the Company dated      4
            April 14, 1999


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